                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997, included in Aureal Semiconductor Inc.'s Form 10-K for the year ended December 29, 1996, and to all references to our firm included in this registration statement.


                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP


San Jose, California
November 10, 1997